SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 23, 1998
                                                  ---------------

                 The Bank of New York Company, Inc.
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       (Exact name of registrant as specified in its charter)

         New York                 1-6152          13-2614959
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(State or other jurisdiction    (Commission      (IRS Employer
    of incorporation)          File Number)   Identification No.)

      48 Wall Street, New York, New York             10286
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   (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including
area code                                       (212) 495-1784
                                            ---------------------

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 (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

           On April 23, 1998, The Bank of New York Company, Inc. (the "Corporation") made a news release relating to its merger proposal to Mellon Bank Corporation ("Mellon") which is described in the Corporation's Current Report on Form 8-K filed on April 22, 1998 (the "April 22 Report").

           A copy of a news release (the "News Release") relating to the proposed merger is being filed as Exhibit (99)(a) to this report and is incorporated herein by reference.

           The News Release contains certain forward-looking statements, including assumptions as to how the Corporation, Mellon and the combined company following the proposed merger may perform in the future, which are subject to risks and uncertainties, and there can be no assurance that such statements will prove to be correct. Actual results may differ materially. For discussion of such risks and uncertainties, shareholders are referred to the discussion thereof in the April 22 Report.


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


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (a)  Financial Statements.

                Not applicable.

           (b)  Pro Forma Financial Information.

                Not applicable.

           (c)  Exhibits.

                (99)(a)  The News Release.



                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



       Date:  April 23, 1998      By:/s/ Phebe C. Miller
                                     --------------------------
                                     Name:  Phebe C. Miller
                                     Title: Chief Legal Officer
                                            and Secretary


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


                          EXHIBIT INDEX


Exhibit No.                        Description
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(99)(a)                            The News Release


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